Share-based compensation - Other One-Time Award Package (Details) - Supervisory Board Award (Restricted Shares)	Nov. 08, 2023 USD ($) EquityInstruments item	Sep. 05, 2023 USD ($) EquityInstruments item	May 08, 2023 USD ($) EquityInstruments item
Share-based payments
Grant date fair value | $	$ 3.52	$ 3.63	$ 4.46
Number of Supervisory Board Members that have been granted awards | item	5	1	4
Number granted | EquityInstruments	149,147	11,478	67,264